RYDER SCOTT COMPANY
PETROLEUM CONSULTANTS                                         Fax (713) 651-0849

1100 Louisiana  Suite 3800  Houston, Texas 77002-5218   Telephone (713) 651-9191





                      CONSENT OF PETROLEUM ENGINEERING FIRM



      We consent to the reference to our name included in this Annual Report on Form 10-K for the year ended December 31, 1999 for Dyco Oil and Gas Program 1983-1 Limited Partnership.



                                          RYDER SCOTT COMPANY, L.P.



Houston, Texas
February 4, 2000